Exhibit 10.1

EXECUTION AGREEMENT
AMENDMENT NO. 1 TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
This AMENDMENT NO. 1 to the MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), dated as of March 17, 2020, is among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (“SAIC”), as a seller and as seller representative (in such capacity as seller representative, the “Seller Representative”), ENGILITY SERVICES, LLC, a Delaware limited liability company (collectively with SAIC, the “Sellers”), as a seller, and MUFG BANK, LTD., as purchaser (the “Purchaser”).
W I T N E S S E T H:
WHEREAS, the Sellers, the Seller Representative and the Purchaser have heretofore entered into the Master Accounts Receivables Purchase Agreement, dated as of January 21, 2020 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”); and
WHEREAS, the parties hereto seek to modify the Receivables Purchase Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.    Amendment to Schedule D to Receivables Purchase Agreement. The Receivables Purchase Agreement is amended by replacing Schedule D thereto in its entirety with Schedule D hereto.
3.    Conditions to Effectiveness. This Amendment shall be effective upon receipt by the Purchaser of an executed counterpart of this Amendment by each party hereto.
4.    Funding of Refundable Discount Advance Account. On the first Settlement Date occurring after the date hereof, the Sellers shall pay to the Purchaser an amount equal to 1.25% of the increase in the Commitment effected by this Amendment to serve as additional Refundable Discount Advance. For administrative convenience it is agreed and the Sellers hereby instruct the Purchaser to withhold such additional Refundable Discount Advance from the Payment Amount to be paid to the Seller Representative (on behalf of the Sellers) on the first Settlement Date occurring after the date hereof and to transfer such amount to the Refundable Discount Advance Account.
5.    Certain Representations, Warranties and Covenants. Each of the Seller Representative and each Seller hereby represents and warrants to the Purchaser, as of the date hereof, that:
(a)    the representations and warranties made by it in the Receivables Purchase Agreement are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as of (i) the date hereof and (ii) immediately after giving effect to this Amendment, in each case to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date;
(b)    such Person has the requisite power and authority to enter into and deliver this Amendment, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by such Person;
(c)    this Amendment constitutes the legal, valid and binding obligations of such Person, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting the rights and remedies of creditors and general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law; and

(d)    no Facility Suspension Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
6.    Reference to, and Effect on, the Receivables Purchase Agreement and the Purchase Documents.
(a)    The Receivables Purchase Agreement (except as specifically amended herein) and the other Purchase Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Purchase Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Purchase Document.
(c)    After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Purchase Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.
7.    Further Assurances. Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Purchaser may reasonably request in order to perfect, protect or more fully evidence or implement the transactions contemplated hereby.
8.    Costs and Expenses. The Sellers agree, jointly and severally, to pay on demand all actual costs (including reasonable attorneys’ fees and expenses) and reasonable expenses the Purchaser incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.
9.    Purchase Document. This Amendment is a Purchase Document.
10.    Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of each party hereto and its successors and assigns.
11.    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties thereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
12.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
13.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or are given any substantive effect.
14.    Invalidity. If at any time any provision of this Amendment shall be adjudged by any court or other competent tribunal to be illegal, invalid or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired, and the parties hereto will use their best efforts to revise the invalid provision so as to render it enforceable in accordance with the intention expressed in this Amendment.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER REPRESENTATIVE:

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, as Seller Representative

By:    /s/ Charlie A. Mathis
Name:    Charlie A. Mathis
Title:    Chief Financial Officer

SELLERS:

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, as a Seller

By:    /s/ Charlie A. Mathis
Name:    Charlie A. Mathis
Title:    Chief Financial Officer

ENGILITY SERVICES, LLC, as a Seller

By:    /s/ Charlie A. Mathis
Name:    Charlie A. Mathis

Title:	Chief Financial Officer

PURCHASER:

MUFG BANK, LTD.,
as Purchaser

By:    /s/ Richard Gregory Hurst
Name:    Richard Gregory Hurst
Title:    Managing Director

SCHEDULE D TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

COMMITMENTS OF THE PURCHASERS

Purchaser	Commitment
MUFG Bank, Ltd.	$300,000,000